Focused on Organic Growth and Productivity October 16, 2006

This presentation may contain certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 concerning the business, operations and financial condition of Rockwood Holdings, Inc. and its subsidiaries (“Rockwood”). Although Rockwood believes the expectations reflected in such forward-looking statements are based upon reasonable assumptions, there can be no assurance that its expectations will be realized. “Forward-looking statements” consist of all non-historical information, including the statements referring to the prospects and future performance of Rockwood or the four businesses of Dynamit Nobel that Rockwood has acquired. Actual results could differ materially from those projected in Rockwood’s forward-looking statements due to numerous known and unknown risks and uncertainties, including, among other things, the “Risk Factors” described in its Registration Statement on Form S-1 on file with the Securities and Exchange Commission. Rockwood does not undertake any obligation to publicly update any forward-looking statement to reflect events or circumstances after the date on which any such statement is made or to reflect the occurrence of unanticipated events. Safe Harbor Language

Today’s Agenda Rockwood’s Growth Opportunities Presentations by Senior Business Leaders Portfolio Current Structure Long-term Plans to Focus the Holdings Long Term Financial Goals Historical Performance

Introducing Our Senior Team Seifi Ghasemi, Chairman & CEO Robert Zatta, Senior VP, CFO Dr. Monika Engel-Bader, President, Chemetall Lithium Bruce Olson, President, Chemetall Surface Treatment/Electronics Ronald Rapaport, President, Color Pigments & Services Steve Ainscough, President, Chemical Specialties, Inc. Vern Sumner, President, Southern Clay Products Dr. Wolf-Dieter Griebler, President, Sachtleben Chemie GmbH Dr. Ulf-D. Zimmermann, President, CeramTec

Time Schedule 11:45 Lunch 12:30 Introduction, Seifi Ghasemi 12:45 Specialty Chemicals Lithium, Dr. Monika Engel-Bader Surface Treatment, Bruce Olson 1:45 Break 2:00 Pigments & Additives TIO2, Dr. Wolf-Dieter Griebler Timber, Steve Ainsough Color Pigments, Ron Rapaport Clay Based Additives, Vern Sumner 3:25 Break

Time Schedule (cont.) 3:45 Advanced Materials Ceramics, Dr. Ulf-Dieter Zimmermann 4:00 Moving Forward, Seifi Ghasemi 4:15 Financial Performance, Robert Zatta 5:00 Questions

Business Unit Presentations

Focused on Organic Growth and Productivity October 16, 2006

Lithium and Specialty Metals Overview Dr. Monika Engel-Bader

No. 1 supplier globally in metal based fine chemicals Key products are Lithium- and Cesium compounds and Metal Sulfides Key markets are Life Science, Chemicals and Plastics, Electronics and Automotive Customer value proposition centred around service, quality and innovation Cost effective production processes through Lean Sigma Overview Key Geographic Markets Key Product Segments Europe 54% Others 22% Americas 24% Others 9% Lithium 66% Special Metals 7% Metal Sulfides 18%

Well diversified product portfolio Good geographic and market diversity Stable customer base Leading market positions Sales by End Markets By End Markets Electronics 7% Others 14% Chemicals & Plastics 29% Automotive 20% Life Sciences 30%

The world’s largest Lithium compound supplier with a wide range of products, starting from Lithium salts to Lithium organics A global leadership position as a well diversified supplier of Cesium chemicals and Barium and Zirconium alloy powders The worldwide leading manufacturer of metal sulfide additives Market Position Chemetall business is:

Global Operation New Johnsonville, USA Silver Peak, USA Antofagasta, Chile Kings Mountain, USA Langelsheim, Germany Taichung, Taiwan Arnoldstein, Austria Production sides Sales Offices Frankfurt, Germany Vienna, Austria Berkeley Heights, USA Tokyo, Japan

Lithium - Manufacturing Sites - Salar Ponds/Chile

Manufacturing Sites (cont.) Raw materials produced in the USA and Chile; global production locations for lithium compounds New Johnsonville, TN, USA Employees: 31 Silver Peak, NV, USA Employees: 50 Taichung, Taiwan Employees: 40 Antofagasta, Chile Employees: 197 Kings Mountain, NC, USA Employees: 110 Langelsheim, Germany Employees: 328

Lithium – “Lithium Tree” The lithium value chain Li-Acetylide Methyl- lithium Phenyl- lithium LDA LHS Li-t- Butoxide Li- Methoxide Li- Hydride Li-tri (t-butoxy)- alanate Li- Amide Li-Boro- hydride Li- Salicylate Li- Citrate Li- Benzoate Li- Acetate Na and Mg Compounds Li- Zeolite Potash Bischofite Li- Sulphate Li- Nitrate Li- Phosphate Li- Silicate Li-Tetra- borate Li- Chromate Sabalith Li- Nitride Li- Bromide Li- Fluoride Li- Peroxide Li- Hydroxide CO2- Absorption Products Li- Iodide Li- Perchlorate LiBOB Electrolytes Anodes Foils Lithium Carbonate Recycling Ores Lithium Chloride Brines Butyl- lithium Other Life-science products Metal and battery products Other products Providing lithium compounds throughout all stages of the value chain Constantly searching for expansion opportunities and new applications for existing products Li- Alanate Lithium Metal

Lithium – Production and Handling Highly reactive substances with special production and handling know-how requirements Production Process Acetate, benzoate, citrate, ... Spodumene Brine Lithium hydroxide Lithium chloride Lithium carbonate Bromide, nitrate, sulphate, phosphate, ... Lithium metal Lithium hydride Butyllithium and other Lithium alumi- num hydride Lithium amide Not used by Chemetall Highly reactive Upstream products

Pharmaceuticals Key Products Key Applications Lithium – Products and Applications Lithium carbonate Butyl- lithium Lithium metal Lithium hydroxide Lithium alanate Pharmaceuticals Pharmaceuticals CO2 Absorption Elastomers Glass ceramics Aluminum Cement Grease Batteries Al - alloys Batteries

Specialty Metals – Products and Applications Specialized treatment products and services for a wide range of industries and applications Cesium compounds Barium metal / alloys Titanium / -hydride Zirconium / -hydride Industries Applications Products and Services Metal Sulfides Pharmaceuticals Chemicals Biotechnology Pyrotechnics Glass Electronics Batteries Metallurgy Syntheses of drug intermediates Catalysts, organic synthesis Density gradient centrifugation Igniter elements (e.g. for airbags), infrared flares Glass refining Coating of X-ray tubes and displays Alloying additives for electrodes Additives for special alloys Automotive supply Metal treatment Pads and linings for brakes Abrasives for grinding and cutting wheels

Lithium Use of Lithium specialties in new pharmaceutical developments with blockbuster potential or status Base raw materials and new conductive salts for electrolytes in high performance batteries New Product/Market Initiatives Special Metals Ultra pure Cesium salts for x-ray image intensifiers and display Chemical catalysts for higher selectivities and milder conditions Metal Sulfides Growth of synthetic sulfides for disc brake pads in North America and Asia Use of synthetic sulfides in high performance greases

Focused on Organic Growth and Productivity October 16, 2006

SBU Surface Treatment Rockwood Holdings Inc. Investors Conference 16 October 2006 Bruce Olson

Surface Treatment Overview Products impart corrosion-resistance and paint adhesion to metal surfaces Customer-value proposition centered around process sustainability #2 global supplier of cleaners, conversion coatings and additives Key competitors: Henkel, PPG, GE Betz, Nihon Parkerizing Major markets: Automotive, Aerospace, Coil, General Industry Key growth initiatives: Asia Pacific, Aerospace Coil 15 % Automotive 25 % Aerospace 10 % General Industry 50 % EMEA 73 % Asia Pacific 5 % Americas 22 % SBU Surface Treatment Sales by Region Sales by Market

Metalworking Process Flow Casting (Metal) Rolling (Metal) Extrusion(Plastic) Drilling Polishing Cleaning Pickling Painting Plating Component Assembly Final Assembly (OEM) Processing Additives Surface Pre-Treatment SBU Surface Treatment

Automotive Market $600 + million global market Segments: OEM, Components Products: Cleaners, Conversion Coatings, Flocculants Major Customers: DC,VW, GM, Renault, PSA, Ford, Ronal, Superior Segment Strategy Maintain European OEM share Secure European OEM transplant business Expand share in Components Commercialize zinc-phosphate-free and chrome-free technologies SBU Surface Treatment

Coil Market $400 million + global market Segments: Steel and Aluminum Products: Cleaners, Conversion Coatings, Corrosion-Protection Primer, Permanent Coatings, Rolling Oils, Anodizing Chemicals Major Customers: Arcelor, Riva, TKS, Mittal Segment Strategy Maintain share in European Steel segment Secure transplant business in Latin America and Asia Pacific Expand share in Aluminum segment Commercialize corrosion-protection primer and chrome-free permanent coatings technologies SBU Surface Treatment

General Industry Market $800+ million global market Segments: Tube/Wire, HVAC, Appliances, Job Shops Products: Cleaners, Conversion Coatings, Lubricants, Major Customers: Many small-to-medium Segment Strategy Expand share in Europe and North America Secure transplant business in Latin America and Asia Pacific Bolt-on acquisitions of regional competitors Commercialize zinc/iron phosphate-free technology SBU Surface Treatment

Asia Pacific Growth Initiative $700 + million regional market growing 15+ % per year Currently represents ~ 5 % of Surface Treatment global sales Greater China: 3 Joint Ventures India: 1 Joint Venture Asean/Australia: 100%-owned subsidiaries 2004-2006 F: 20+ % per year profitable top line growth Regional Strategy Increase commitment of general management and technical resources Consolidate and integrate ownership and operating structure in China Expand production footprint in India Secure greater share of European and American transplant business Improve access to Japanese and Korean transplant business SBU Surface Treatment

Aerospace Growth Initiative $250 + million global market growing at 2-3 x GDP Segments: OEM, MR&O, Service Products: Corrosion Inhibitors, Cleaners/Strippers, Sealants, NDT Compounds Major Customers: EADS, Boeing, MR&O Contractors 2004-2006F: 15 + % per year profitable top-line growth Segment strategy Strengthen position with Boeing in both OEM and MR&O segments Strengthen position with regional jet manufacturers (e.g. Embraer, Bombardier) in both OEM and MR&O segments Capture increased share of Asia Pacific MR&O transplant business Bolt-on acquisitions of regional competitors SBU Surface Treatment

Surface Treatment Summary Profitable #2 position in a growing $2+ billion global market Barriers-to-entry and competitive advantage built around process sustainability and OEM approvals Low capital intensity and limited dependence upon large customers Gaining market share in small-to-medium size customer segment of General Industry market Asia Pacific and Aerospace initiatives represent attractive organic growth drivers Small bolt-on acquisitions available and executable to supplement good organic growth potential SBU Surface Treatment

Break Please Rejoin the Conference at 2:00 pm

Dr. Wolf-Dieter Griebler

Sales EBITDA Markets Employees Facilities Global Sales Sachtleben snapshot (2005) $430,5m $86,6m (20.1% of sales) Synthetic fibers, coatings, plastics, paper, pharma, water 1,165 Duisburg, Germany Ibbenbüren, Germany Schwarzheide, Germany Guangzhou, China (40 % J/V) 57% Europe, 23% Asia/Pacific, 16% Americas, 4% RoW

Duisburg Plant

Integrated Production in Duisburg Sodium Sulfate Sulfuric Acid Power/Steam Recycling Plant Titanium Dioxide Plant Zinc Barium Plant Barium Chloride Sulfur Compounds Power/Steam Power/ Steam Power Sulfuric Acid Plant Zn-Solution Sulfuric Acid Filter Salt Power Plant Waste Acid

Production Sites



Ibbenbüren,
Germany
35,000 t/a
Flocculants



Schwarzheide
(Germany)
35,000 t/a
Flocculants


华立实业
HL
SC

Guangzhou
(China)
~ 60,000 t/a
Lithopone

ROCKWOOD HOLDINGS, INC.

Sachtleben Products Titanium dioxide Anatase pigments Rutile pigments Nano-particles Intermediates Ti-chemicals Functional additives Barium sulfate Zinc sulfide Barium chemicals Recycling Sulfuric acid Iron oxide concentrates Rutilit® Service Flocculants Poly aluminium chloride (PAC) PAC-compounds Aluminium chloride Poly aluminium nitrate (PAN) PAN-compounds

125 years of experience in small particles! 1926 “Sachtleben AG” Metallgesellschaft major shareholder 1959 JV with DuPont Titanium dioxide (sulphate process) 1962 Part of Dynamit Nobel 1989 JV HuaSa, China Duisburg plant Lithopone- und Permanentweissfabrik Schoeningen AG 1892 1878 1994 1996 1998 2000 2003 Titanium dioxide- and Sulphuric acid plant Total waste acid recycling Shanghai office, China TiO2 Nano-particle plant MIWAC EKOKEMI 2004 Sachtleben becomes part of 1993 ISO 9001 2002 Integrated Management System ISO9001/ 14001 Sachtleben History

Sachtleben Strength Special chemicals Particles with unique properties Provider of functions Long term customer relationship Joint innovation projects with customers State-of-the-art technology Excellent process and production know-how High quality products and service.

Sachtleben Culture QUALITY! Zero accidents Quality first Continues process improvement Clean plant & workplaces Improvement proposals

Key Success Factors Dedicated work force Market Stable long term customer relationships as reliable supplier Great Solutions with Small Particles Attractive product portfolio of small inorganic particles Excellent process know-how of selected industrial markets Technology Flexible units High capacity utilization Unique process know-how Integrated production facilities

 Water Treatment Coatings Paper Plastics Synthetic Fibers Active Materials Pharma, Food and Cosmetics Industry and Construction Flocculants Anatase Rutile TiO2 Spec. Recycling Zinc Compounds Barium Compounds Market Orientated Organization TiO2 Floccu- lants ZnS/BaSO4 Products BU TiO2 BU FAD BU WCH Business Units Markets

Markets Sales Breakdown (2005) Regions RoW 4% Asia / Pacific 23% Germany 33% Europe 24% Americas 16% Fibers 30% Coatings 19% Plastics 15% Life Science 6% Recycling 12% Paper 15% Other 3%

Estimated Market Growth (until 2010) + 4% > 5% + 5 % Life Science2) + 4 % Water + 5% + 1% + 2 % Paper > 5% + 3% + 2 % Plastics + 5% + 3% + 2 % Coatings + 8% - 0.8% + 0.3 % Synthetic Fibers Asia1) Americas Europe Market Excluding Japan Pharma, Food, Cosmetics Sources: Sachtleben, PCI, Datamonitor plc., Frost & Sullivan

Titanium Dioxide (2005) Products Markets Sulphate process gives maximum product mix flexibility Producer of special anatase grades State-of-the-art Nano-Particle plant Low emission process and zero waste concept ! ! Others 7% Recycling 10% Coatings 16% Fibers 44% Paper 18% Plastics 5% Recycling 10% Anatase 50% Rutile 35% Titanium Specialties 5%

Zinc- and Barium Products (2005) Products Markets Leading global manufacturer of precipitated barium sulfate and zinc sulfide Diversified product portfolio form 20 nm to 10 µm Unique functional additives Barium-based products 61% Zinc-based products 39% Pharma 7% Plastics 46% Coatings 38% Others 9%

Flocculants (2005) Products Markets Poly-aluminium based compounds (PAC) Excellent customer service Public and industrial water treatment Process chemical for paper Innovative chloride-free Nicasal® Al- based products 76% Other 24% Water Treatment 65% Process Chemicals Paper 35%

Sachtleben - expert on functional small particles Particle shape Particle size Lattice doping Surface doping Surface modification Inorganic nano layers Organic molecules Structured secondary particles Creation of chemical, physical or biological properties 100 nm

Function of fiber grade Anatase in synthetic fibers Filling rate 0.3% (semi dull) to 2.0% (full dull) Process performance Filter life time Filament breaks Abrasion Stability Fiber properties Opacity Gloss Color Dyability Special functions SEM-picture of fiber grade Anatase pigment distribution in semi-dull PET fiber

High and low gloss formulation of coatings with barium sulfate Filling rate of 5 % to 10 % in coatings High gloss clear coats Improved rheology Defined gloss reduction of powder coats 80 82 84 86 88 90 92 0 0,5 1 1,5 2 2,5 3 3,5 4 Particle diameter of BaSO 4 Gloss Clear Coat 20 30 40 50 60 70 80 90 100 0 10 20 30 40 50 60 70 Concentration rate Gloss

UV-Absorption with Nano-TiO2-particles Filling rate of 0.5 % to 10 % in different systems Wood protection Sunscreen formulations Food packaging film Textiles Coatings Cosmetics (a) (b) Wood panel coated with conventional clear coat (a) and (b) clear coat filled with 1.5 % Nano-TiO2 after 2 years exposure to UV-radiation

Barium Sulfate X-ray Grade Non toxic Excellent contrast ratio depends on particle size distribution and shape Used for diagnostic and detection purposes (e. g. swallowed plastic toy parts, medical material) Pharmaceutical production license

ZnS as white pigment for glass fiber reinforced plastic Zinc sulfide (ZnS) is a soft pigment ZnS acts as solid lubricant – improves extrudeability ZnS does not affect mechanical strength Other Usage: Architectural paints Marine coating Plastic Fibers ZnS TiO2 40 50 60 70 80 90 100 110 0 0,05 0,06 0,07 0,08 0,09 0,1 0,5 1 2 Pigment Loading (%) Relative Izod Impact Strenght (%)

Barium Sulfate in Polymer Films Micro voids cause silk like whitening Diffuse light scattering without absorption Surface structuring Mechanical properties Useful for: Optical films Packaging films White films Polycarbonate for light sources Plexiglas Barium sulfate particle Void 1 µm

Nicasal® the Multitask Flocculant Superior flocculation power No corrosion (chloride free!) Odor binding Adjustment of bio-conditions High efficiency Easy to handle Patent protection Main applications: Paper mills Municipal waste water Facility odor control Professional car wash Coating industry Industrial waste water Nicasal stops foam formation in sewage plants

Small is Great! Conclusion

Focused on Organic Growth and Productivity October 16, 2006

TIMBER PROTECTION Joint Venture Presentation Steve Ainscough

Wood Protection GLOBAL JOINT VENTURE Rohm and Haas 50% Rockwood Holdings 50% Effective January 1st Headquarters in Charlotte, NC

Wood Protection Joint Venture CSI Existing/Strong Market Presence R&H Novel Technical Competency Value Creating Partnership Opportunity Wood Protection JV CSI’s Wood R&H’s Wood Preservation Business Preservation Business -All products -Current products -I.P. -New organic/polymer technology -Registrations -License to practice I.P. -Non-Manuf. Employees -Access Registrations -Supply agreement -Supply agreement

JV Profile • Experienced management team. • Significant market positions in NA, Europe, Japan. • Excellent platform of performance products and customer service support capabilities. • Broad range of unique technologies, patents and proprietary know how. • Extensive regulatory capabilities. • Strong pipeline of innovative products. • Value creation.

Global Growth Opportunities • New Generation Preservatives - >10 years efficacy data - enhanced appearance attributes - cost competitive - unique technology, patent pending • Market Sector Expansion - Anti Sapstains - Millwork - House Framing Treatment • Geographic Expansion - Eastern Europe - Asia/Pacific - Latin America

Innovative Organic Preservative System Proven Long Term Performance

Summary Est. wood protection market value $1.4B JV unique, patented/proprietary technologies JV market positions provide platform for growth - new generation products - market expansion - JV marketing/technology capabilities difficult to replicate

Focused on Organic Growth and Productivity October 16, 2006

October 16, 2006 New York City Ron Rapaport Analyst Presentation

World’s second largest provider of iron oxide pigments Market leader in US manufactured concrete products markets Focused on value-added synthetic pigments in granular, powder and slurry grades Satisfying customer needs through complementary services Color service solutions (color matching and mix design support) Wide range of in-house manufactured dosing system options Success driven by product innovation, strong brand names and superior customer service Rockwood Iron Oxide Pigments - Overview

# Business Overview

| Business Segments | Products & Services | Customers |
|---|---|---|
| **Iron Oxide Pigments**<br>➢ Construction<br>➢ Coatings<br>➢ Specialties | ➢ Iron Oxide Mfg.<br>➢ Custom Blending<br>➢ Granufin®/Granumat®<br>➢ Chameleon Liquids | **Construction:**<br>➢ Manufactured concrete products<br>➢ On-site concrete coloring<br>➢ Clay brick<br>➢ Cement and mortar |
| **Brick & Tolling**<br>➢ Construction | ➢ Custom packaging<br>➢ Brick treatments<br>➢ Decorative products<br>➢ Manufacturing | **Coatings & Plastic:**<br>➢ Decorative & Industrial paint<br>➢ Automotive<br>➢ Plastics<br>➢ Wood<br>➢ Ink |
| **Omega**<br>➢ Coatings<br>➢ Plastics | ➢ Cadmium Pigments Mfg.<br>➢ Trans-Oxide Pigments Mfg.<br>➢ Transparent IO Dispersions<br>➢ Paint & Ink Dispersions | **Specialty Applications:**<br>➢ Catalysts<br>➢ Toner<br>➢ Roofing Granules<br>➢ High Purity |





ROCKWOOD HOLDINGS, INC.

By Region 52% 16% 5% 73% Revenue by Segment Asia 5% NA 52% Europe 43% Tolling Services & Brick 6% Omega 21% Construction Pigments Coating Pigments Specialty Pigments

Quality of life product with many applications Exceptional value to user Lightfast, stable, cost-effective Adds profits to customers Limited opportunity for substitution Environmentally friendly The core of our business Synthetic Iron Oxide – The Product

Global Iron Oxide Pigments by Volume 900K Mt (including 200k Mt Domestic China) Rockwood Iron Oxide Pigments by Volume 228K Mt 435K Mt 237K Mt Source SRI Source SRI 2005 NA 61% ROW 2% Europe 37% Europe 26% ROW 49% NA 25% Iron Oxide Pigments by Geography Rockwood is . . . . . . . . # 1 in NA Construction # 2 in Europe Construction # 2 in Europe Coatings

Global Iron Oxide Pigments by Volume Source SRI 2005 Rockwood Pigments Iron Oxide by Volume 90K Mt 575K Mt 235K Mt 2005 900K Mt (including 200k Mt Domestic China) Source SRI Source SRI 2005 Iron Oxide Pigments by Sector Based on 2005 Volume Sold Other 10% Construction 64% Coatings & Colorants, Plastic, Etc. 26% Specialties 7% Construction 71% Coatings & Colorants, Plastic, Etc. 22% Construction q Paver & Block q Ready - Mix q Brick & Mortar q Concrete Roof Tiles q Stucco Ø Residential Renovations Ø Commercial NA Growth 6 - 7 % Europe Growth 1 - 2 % Coatings & Colorants q Architectural Paint q Industrial Paint q Plastics q Paper q Rubber q Ceramics Growth NA & Europe 3 % Far East 9 - 10 % Other q Toner q Catalysts q High Purity q Roofing Granules Growth varies by market

2005 Data Product Form Granules Beltsville Walluf Turin Block and Paver Manufacturers Big Box , Dealers Our Customers Then Where Powder St . Louis Turin Paint , Coatings & Toner Mfg Dispersions Big Box , Paint Stores Industrial Mfg Dispersions Walluf Los Angeles King of Prussia W . R . Grace , Ready Mix Manufacturing Contractor Blends & Resale Walluf Beltsville Los Angeles Matlock Various Concrete & Paint Dealers , MFG , Contractors Adding Value to Pigments

Granumat® Chameleon® Rockwood Pigments Granumat and Chameleon Worldwide 0 50 100 150 200 250 300 350 400 450 500 550 600 01 02 03 04 05 06E # Systems

Substantial increase in per-capital consumption of colored concrete in NA Key Customers: Pavestone CRH W. R. Grace Market Dynamics Increasing opportunity for automation Grace Alliance exceeding expectations Pavers growing at 12-16% per annum Appearance enhancement in decorative stone growth is 10%+ Construction Markets

(Estimated US Concrete/Paver Market in Sq. Ft. in Millions) Source: 2006 ICPI Industry Sales Profile NA Pigments Construction Markets 0 100 200 300 400 500 600 700 ‘98 ‘99 ‘00 ‘01 ‘02 ‘03 ‘04 ‘05

Brick & Tolling

Total: 126.8MTon Packaged: 10.1M Tons Bulk Portland 92.0% Pre-mix & Specialty 2.2% Packaged Masonry 5.8% Southern targets these segments Tolling Services Overview Portland Cement • Bulk and packaged are handled by cement companies Masonry Cement • Generally sold in bags with and without color Pre - Mix • Mortar and cement mix containing cement , sand and agrregates Specialty Mix • Tile and grout

Omega

Micraflo Glaze Stains Colourplex Transparent Iron Oxide Cadmium Pigments Ceramics & Glass Decorative Automotive PVC Plastics Wood Paint Omega Product Overview

# Solaplex™

**Solaplex™ Orange**
**34H1003**

**Solaplex™ Yellow**
**34H1001**



**Solaplex™ Mid Yellow**
**34H1002**

- Solaplex™ Pigments are a new chemistry, offering an environmentally acceptable alternative to pigments that contain cadmium, lead, chromium, nickel, antimony and molybdenum.
- Solaplex™ Pigments are ideal for demanding applications, with a unique combination of the high durability associated with mixed metal oxide pigments and clean colours in the yellow to orange colour quadrant.
- Solaplex™ Pigments are recommended for:
  - Coil Coatings
  - Exterior Masonry Paints/Coatings/Road Marking
  - Decorative, Industrial and Automotive
  - Engineering Polymers





ROCKWOOD HOLDINGS, INC.

13 Plants ☐ 3 Synthesis ☐ 2 Granules ☐ 3 Blending and Liquids ☐ 2 Southern Color ☐ 2 Omega ☐ 1 Masterbatch

Remain leader in providing value added services such as systems and color matching Support increased color penetration Grace alliance for ready-mix Substantial growth in decorative stone Geographically expand tolling service to meet the increasing requirements of cement companies Drive Solaplex products for growth Modified oxides with environmentally beneficial performance Division – Growth Drivers

Rockwood is . . . . . . The world leader in color pigments and services to the concrete paver, ready-mix and decorative stone markets Only pigment provider to offer dosing systems Actively encouraging creative colored concrete developments Unique products for coatings and specialty applications Strong organization with entrepreneurial spirit Ability to harness resources from other divisions and outside the company Poised to build on a strong foundation In Summary

[LOGO]

Focused on Organic Growth and Productivity October 16, 2006

Clay-Based Additives Vernon S. Sumner

Supplier of high-value Clay-based and Synthetic Rheology Modifiers and additives Global No. 2 supplier of organically modified smectities (organoclays) Major markets: Coatings, Inks, Oilfield, Paper, Personal Care, Plastics Not just “clay” anymore with Süd-Chemie Rheologicals acquisition Key growth initiatives: Nanocomposites and Water Based Coatings Clay Based Additives Overview Sales by Market Key Product Segments Other Synthetics Organoclay Specialty Smectites Paper Other Plastics Consumer Products Water-Based Coatings Oilfield Solvent-Based Coatings & Inks

# Solvent Based Coatings And Inks



- Mature $400+ Million global Rheology Modifiers market
  - Coatings: Industrial, Marine, Maintenance, Architectural
  - Inks: Offset Publication
- Organoclays are rheology modifier of choice
  - "Thick" in can, shear thinning for easy application, quickly rebuild thickness on application to prevent dripping
- Key competitors
  - Organoclays: Elementis, Bentec
  - Other Chemistries: Fumed Silicas, Castors, Specialty Clays
- Major Rockwood CBA customers
  - Akzo-International Paint, Flint Ink, Sun Chemicals
- Segment Strategy
  - Maintain share, maximize profitability

ROCKWOOD HOLDINGS, INC.

Oilfield - Second Largest Organoclay Market OC functions as a Thixotrope and Suspension Aid in Drilling Muds Rheology to suspend “weight material” (barite) which maintains integrity of borehole Suspension of cuttings as mud is recirculated to the surface and screened for re-use Controls fluid loss of drilling mud Organoclay demand directly related to drilling activity as measured by active “rig count” 2005 rig count up 68% over 2002 with rising oil and gas prices 80% of U.S. drilling is for natural gas Strategy: Capitalize on continued strong demand due to high gas and oil prices Capacity expansion completed July 2006

Water-Based Growth Initiative Expanded range of specialty water-based additives enabled by Süd-Chemie Rhelogicals acquisition Major target: Growing $700 Million Water-Based Coatings rheology modifiers Also Automotive Coatings, Personal Care, Consumer Products Product range includes associative thickeners, specialty smectites, synthetic layered silicates 15% + % per annum growth potential Growth drivers VOC legislation, VOC-free products Broad product range for rhelogical “solutions” approach to market Technical and formulating support Focus on mid-sized accounts Major Competitors: Rohm & Haas, Cellulosic Producers, Cognis, Elementis

Nanocomposite Initiative: Re-Inventing The Organoclay Business Molecular level modification of plastics and rubber compounds with Cloisite® nanoclays to enhance composite properties Plate-like clay structure is one nanometer thin with high surface area Up to 800 sq. meters/gram Property enhancements: Mechanical properties, weight reduction, flame retardance, barrier 1 to 3% Cloisite® nanoclay addition Focusing on development partners with significant commitment and internal technical capability General Motors, ExxonMobil, Alpha Gary, plus other polymer, rubber and tire manufacturers Plastics and Rubber market potential dwarfs current global organoclay market in Coatings, Inks, Oilfield Technical challenges remain

Süd-Chemie Rhelogicals and Carbonless Clay Acquisition Consolidating acquisition improved critical mass and market presence of Rockwood Clay-based Additives Closed December 30, 2005 Acquired #3 global organoclay supplier Strengthened Rockwood position of global #2 Positioned to challenge Elementis for market leadership Acquired only European Carbonless Clay competitor Secures position in declining but valuable market Fully loads Widnes UK plant Expanded product range of performance differentiated products for higher growth water-based applications Improved technical support and sales coverage in key geographies and markets Improved results: Higher growth, lower unit overheads, higher EBITDA margin

Break Please Rejoin the Conference at 3:45 pm

ROC Investor Conference New York October 16th, 2006 Company Presentation CeramTec AG Plochingen, Germany Dr. Ulf-D. Zimmermann, CEO

Welcome to the World of High-Performance Ceramics

High density Mechanical strength Heat resistance Electronical component Bio compatible Ceramic a Modern Material

High Performance Ceramic is used in modern and growing markets: Automotive (hybrid engines, break systems) Electronical (mobile phones, iPod) Medical (orthopaedics, spine) Aero and Armor (electronics, potection) Ceramic a Modern Material

The CeramTec Group Sales: $ 390 million 2,900 employees 12 manufacturing sites Automotive Electronics Medical Technology Industry

Sales in 2005 by Market Segments Medical Technologies 24% Electronics 20% Automotive 29% Industry 27%

CeramTec International Locations America: Europe: Asia: USA Germany China France Korea Great Britain Malaysia Italy Scandinavia Spain Czech Republic

# Company Structure

**CeramTec AG**

|  • Medical Technology |  • Automotive |  • Electronics |  • Industry |
|---|---|---|---|
| **Medical Products**<br>Germany<br>Plochingen / Marktredwitz | **Cutting Tools**<br>Germany<br>Ebersbach | **Electronic Applications**<br>Germany<br>Marktredwitz | **Mechanical Systems**<br>Germany<br>Lauf |
| **Glove formers**<br>Malaysia<br>Seremban | **Mechanical Applications**<br>Germany<br>Plochingen | **Piezo Applications**<br>Germany<br>Lauf | **Chemical Applications**<br>Germany<br>Marktredwitz |
| | **Multifunctional Ceramics**<br>Germany<br>Lauf | **Substrates**<br>Korea<br>Suwon City | **Machinery Applications**<br>USA<br>Laurens |
| | **Ceramic Systems**<br>Czech Republic<br>Sumperk | **Fuses**<br>United Kingdom<br>Colyton | **Textile Ceramics**<br>China<br>Suzhou |





ROCKWOOD HOLDINGS, INC.

# CeramTec Group Organizational Structure

**CeramTec AG**
Plochingen

## Germany Divisions
Manufacturing and Distribution

- **Medical Products** Plochingen & Marktredwitz
- **Mechanical Applications** Plochingen
- **Cutting Tools** Ebersbach
- **Chemical Applications** Marktredwitz
- **Electronic Applications** Marktredwitz
- **Multifunctional Ceramics** Lauf
- **Piezo Applications** Lauf
- **Mechanical Systems** Lauf & Wittlich

## International CeramTec Subsidiaries
Manufacturing and Distribution

- **CeramTec North America Corp.** Laurens, SC, USA
- **CeramTec Czech Republic s.r.o.** Sumperk, Czech Republic
- **ProCeram spol. s.r.o.** Dolni Rychnow, Czech Republic
- **Suzhou CeramTec** Suzhou City, PR China
- **CeramTec Korea Ltd.** Suwon City, Korea
- **CeramTec (M) Sdn. Bhd.** Seremban, Malaysia
- **CeramTec UK Ltd.** Colyton, England

## International CeramTec Subsidiaries
Distribution Centers

- **CeramTec Bureau de Représentation** Clichy, France
- **CeramTec Commerciale Italiana** Bergamo, Italy
- **CeramTec Ibérica** Barcelona, Spain
- **CeramTec Scandinavian Sales Office** Gothenburg, Sweden







ROCKWOOD HOLDINGS, INC.

Organizational Structure of Divisions Head of Division Marketing & Sales Applications technology Product innovation Production Quality

Divisions of CeramTec AG / Germany Mechan. Applications Plochingen Electronic Applications Marktredwitz Multifunctional Ceramics Lauf Medical Products Plochingen Cutting Tools Ebersbach Mechanical Systems Lauf & Wittlich Piezo Applications Lauf Chemical Applications Marktredwitz

Electronic Applications Division Rubalit® and Alunit® (Al2O3/AIN) substrates for: Hybrid and microelectronic technologies, power electronics, and passive components. Available in lasered, stamped, green-scored, and dry-pressed versions. Depending on the application, metallized products are also offered. Rubalit® resistor cores for: Carbon film, metal-coated and metal-oxide resistors, with emphasis on high-performance and precision resistors.

Sales Trend Electronics (e) (e) (e) (e) Mill. US $ (ROE 1,30) Mill. US $ (ROE 1,30) 20.0 40.0 60.0 80.0 100.0 120.0 140.0 2004 2005 2006 2007 2008 2009 0.0 50.0 100.0 150.0 200.0 250.0 300.0 350.0 400.0 450.0 500.0 Growth relevant world market Growth CeramTec Group

Medical Products Division Ceramic materials for use in medical applications: Ball heads and cup inserts for hip joint prostheses made of aluminium oxide ceramic (BIOLOX®forte) and ceramic composite (BIOLOX®delta) Ceramic components for artificial knee joints made of ceramic composite (BIOLOX®delta)

Sales Trend Medicals Mill. US $ (ROE 1,30) Number of hip joints worldwide [in k] (e) (e) (e) (e) Based on European Orthopaedics Market 30.0 50.0 70.0 90.0 110.0 130.0 150.0 2004 2005 2006 2007 2008 2009 400 600 800 1,000 1,200 1,400 1,600 Growth CeramTec Group Growth world market

Cutting Tools Division High-performance cutting grades and tools to increase added value for your machining: Cutting inserts made of SPK high-perfor- mance ceramics: oxide, mixed, and silicon nitride ceramics (a/b-Si3N4, b-Si3N4), Cermet and WURBON® (PCBN) Cutting tool systems custom-tailord for turning, milling and boring cast iron and hardened steel using the patented IKS-PRO clamping system. Engineering services for optimizing individual machining operations or entire production lines.

Sales Trend Automotive (e) (e) (e) (e) Number of automobiles worldwide [in Mill.] Based on Verband Deutscher Automobilindustrie Mill. US $ (ROE 1,30) 0.0 20.0 40.0 60.0 80.0 100.0 120.0 140.0 160.0 180.0 2004 2005 2006 2007 2008 2009 10.0 20.0 30.0 40.0 50.0 60.0 70.0 80.0 Growth CeramTec Group Growth world market

Mechanical Systems Division Components for sanitary faucets, industrial fittings and apparatus „ Ceramic seal and regulator discs „ Cartridges „ Valves for e.g. Espresso machines „ Special designs Components for pumps/compressors „ Bearings „ Valve plates (e.g., high-pressure pumps in “common-rail” diesel engines) „ Control discs for hydraulic pumps „ Axial washer disks for - water pumps - heating pumps „ Seal rings for - dishwasher pumps - fuel and water pumps Components for special applications „ Nozzles (e.g., in exhaust gas cleaning systems) „ Endless Screws (chemical plant construction) „ Bearings (e.g., exhaust gas valves in automotive) „ Insulation for exhaust gas sensors

CeramTec Malaysia Dipping formers for the production of rubber gloves for use in „ Surgical procedures „ Examination „ Home „ Industry Special ceramic products for laboratory and industry applications C Dr.Zi/Re Sept. 06

Suzhou CeramTec / China Textile machine components „ Thread Guides „ Eyelets „ Extractor nozzles Hard machining of Seal and Regulator discs for „ Sanitary fittings „ Industrial fittings Laserhouse for processing ceramic substrates Distribution of the entire CeramTec product line except for the products of the Medical Products Division

Thank you very much for your attention.

Focused on Organic Growth and Productivity October 16, 2006

Moving Forward Seifi Ghasemi

Moving Forward Past Five Years Focused on building Rockwood Set up company Build organization Set up Metrics Restructuring Acquisitions and Integration IPO

LTM Sales & EBITDA – Jan ‘02 to Jun ‘06 Past Five Years EBITDA Sales Yr 2002 Yr 2003 Yr 2004 Yr 2005 Yr 2006

Moving Forward Rockwood Today $3.0+ billion public company Set of businesses with global market and technology leadership Very stable and mostly inorganic raw material base EBITDA margins of +18% Significant organic growth potential across the portfolio An experienced, focused management team which owns 6% of the company

Moving Forward Focus portfolio We will focus on three core business sectors, where we already have: Global market position of #1 or #2 Global technology leadership EBITDA margin of +20% Limited exposure to raw material price fluctuation

Realigning for Strategic Management and Effectiveness Specialty Chemicals Pigments & Additives Advanced Materials Lithium Cesium Metal Sulphates Surface Treatment Chemicals TIO2 Specialties Color Pigments Wood Treatment Clay Based Additives Ceramics Compounds

Moving Forward Focus portfolio Focus on organic growth +5% per year

Moving Forward Focus portfolio Focus on organic growth +5% per year Bolt on acquisitions +3% sales growth per year

Moving Forward Focus portfolio Focus on organic growth +5% per year Bolt on acquisitions +3% sales growth per year Continue to improve productivity +3% per year

Moving Forward Focus portfolio Focus on organic growth +5% per year Bolt on acquisitions +3% sales growth per year Continue to improve productivity +3% per year Improve financial ratios Debt to EBITDA of 3.5 EBITDA margins of +19% EPS growth of +15% per year

Focused on Organic Growth and Productivity October 16, 2006

Financial Summary Bob Zatta

Agenda Yr 2006 Update Moving Forward

Yr 2006 Update

First Half Highlights Demand strong across most business segments Achieved organic growth of 8.1% including price increase of 1.9% Achieved adjusted EBITDA margin of 18.9% vs. 18.5% in the same period last year Specialty Chemicals, Advanced Ceramics, Groupe Novasep and Electronics posted dramatically improved adjusted EBITDA compared to first half of Yr 2005 Restructuring efforts in Groupe Novasep and Electronics produced results Significant increase in pricing of copper impacted Timber Treatment Chemicals results All other raw materials cost increases were recovered through price increase Continued improvement in productivity and cost control helped achieve the improved adjusted EBITDA margin of 18.9% vs. 18.5% in prior year

Results By Segment – First Half A reconciliation of Net Income before taxes to Adjusted EBITDA is provided. See Appendices. Excluding the impact of foreign exchange. See Appendices. @ Actual Rates Net Sales Adj. EBITDA (a) ($M) YTD 2006 YTD 2005 % Change FX Adj % Change (b) YTD 2006 YTD 2005 % Change FX Adj % Change (c) Specialty Chemicals 460.1 $ 439.7 $ 4.6% 7.9% 102.1 $ 92.4 $ 10.5% 13.7% Performance Additives 395.3 349.6 13.1% 14.3% 76.1 81.4 (6.5%) (5.4%) Titanium Dioxide Pigments 219.2 213.7 2.6% 7.4% 42.7 43.0 (0.7%) 4.0% Advanced Ceramics 190.7 188.3 1.3% 5.1% 49.2 45.5 8.1% 12.5% Groupe Novasep 172.8 187.9 (8.0%) (3.5%) 35.7 23.0 55.2% 61.7% Specialty Compounds 129.3 120.2 7.6% 8.2% 15.9 14.7 8.2% 8.8% Electronics 101.0 87.7 15.2% 17.4% 18.3 12.8 43.0% 45.3% Corporate (25.1) (19.1) (31.4%) (33.0%) Total Rockwood 1,668.4 $ 1,587.1 $ 5.1% 8.1% 314.9 $ 293.7 $ 7.2% 10.5% Adj. EBITDA Margin 18.9% 18.5% 0.4 ppt

Sales Growth ($M) Net Sales % Change Yr 2006 1st Half 1,668.4 $ Yr 2005 1st Half 1,587.1 Change 81.3 $ 5.1% Due to (Approx.): Pricing 30.9 1.9% Currency (47.4) -3.0% Volume/Mix 97.8 6.2%

EBITDA Growth ($M) EBITDA % Change Yr 2006 1st Half 314.9 $ Yr 2005 1st Half 293.7 Change 21.2 $ 7.2% Due to (Approx.): Organic 30.7 10.5% Currency (9.5) -3.2%

Income Statement MTM of Euro denominated Debt ‘05 includes pre-IPO PIK note Interest Novasep Minority Interest MTM of interest rate swaps ($M) First Six Months Yr 2006 Yr 2005 Net Sales $1,668.4 $ 1,587.1 Gross Margin 518.6 488.6 Gross Margin % 31% 31% Operating Income 197.1 175.1 Operating Income % 12% 11% Interest Expense - MTM of Swaps 15.5 6.3 Interest Expense - DFC and Cash (102.4) (128.5) Foreign Exchange Gain 2.9 114.0 Loss on Sale of Business (12.1) 0.0 Other 2.4 0.0 Income Before Tax $ 103.4 $ 166.9 Tax Provision 22.1 41.7 Net Income before Minority Interest $ 81.3 $ 125.2 Minority Interest (4.2) 1.7 Net Income $ 77.1 $ 126.9 Adjusted EBITDA $314.9 $ 293.7

Consolidated Reconciliation of Net Income to Adjusted EBITDA ($ in millions) Yr 2006 Yr 2005 Net income 77.1 $ 126.9 $ Income tax provision 22.1 41.7 Minority interest 4.2 (1.7) Income before taxes and minority interest 103.4 166.9 Interest expense, net 86.9 122.2 Depreciation and amortization 109.1 105.2 Restructuring and related charges 2.2 6.3 CCA litigation defense costs 0.5 1.5 Systems/organization establishment expenses 4.1 1.9 Cancelled acquisition and disposal costs 0.9 0.6 Inventory write-up reversal 0.9 3.1 Gains related to asset sales (0.7) - Loss on sale of business 12.1 - Foreign exchange gain, net (2.9) (114.0) Other (1.6) - Total Adjusted EBITDA 314.9 $ 293.7 $ Six months ended June 30,

Earnings Per Share ($M) Net Income EPS 6 Net Income EPS 7 Reported Net Income 77.1 1.03 126.9 2.41 (Gain)/Loss on Rohner Divestiture 1 (7.6) (0.10) 0.0 0.00 MTM Swaps (Gain)/Loss 2 (9.4) (0.13) (3.9) (0.07) FX (Gain)/Loss on Euro Debt 3 (1.8) (0.02) (70.3) (1.34) Restructuring 4 1.5 0.02 4.3 0.08 System Organization/Establishment Expenses 2.4 0.03 1.1 0.02 Other Miscellaneous One- Time Charges 5 0.0 0.00 3.3 0.06 Valuation Allowance 0.3 0.00 (28.3) (0.54) 1 P&L Impact due to the Sale of Rohner. 2 P&L impact due to the market-to-market valuation of the interest swaps. 3 Results from the impact of the Euro/GBP and Euro/US$ changes on our euro-denominated debt. 4 Costs associated with restructuring efforts in Wafer Reclaim, Specialty Chemicals and Performance Additives. 5 Includes Inventory stepup reversal, CCA litigation cost, cancelled acquisition and disposal costs, gain on disposal of assets and others. 6 Based on 75,041 diluted shares based on the Treasury Stock Method. 7 Based on 52,657 diluted shares based on the Treasury Stock Method. Yr 2006 1st Half Yr 2005 1st Half Included in the reported net income and EPS above are several items not necessarily a component of on-going results from operations. These are:

Total Net Debt / LTM Adjusted EBITDA 4.0 4.5 5.0 5.5 6.0 6.5 7.0 Dec-03 Mar-04 Jun-04 Sep-04 Dec-04 Mar-05 Jun-05 Sep-05 Dec-05 Mar-06 Jun-06

CAPEX Total CAPEX % of Sales 6.8% 6.4% 7.3% 6.4% Sustainable CAPEX 3% of Sales $148 $156 $212 $199 2002 PF 2003 PF 2004 PF 2005

Normalized Free Cash Flow ($M) Yr 2006 1st Half Yr 2005 FY Adjusted EBITDA 314.9 $ 570.9 $ WC Change (77.4) (12.2) (a) Cash Taxes (26.8) (32.0) Cash Interest (97.7) (203.4) Cash From Operating Activities (b) 113.0 323.3 CAPEX (c) (87.6) (186.9) Free Cash Flow 25.4 136.4 Free Cash Flow per Diluted Share (d) $0.34 $1.82 Note: First Half free cash flow below average due to seasonality in working capital (a) Change in assets and liabilities of -$50.0M net of one-time items including $21.5M to mg, $16.3M of retructuring payments. (b) Reference to Net Cash to Adj. EBITDA Reconciliation. Excludes non-recurring items (c) CAPEX net of proceeds on sale of property, plant and equipment. (d) Based on 75,041 diluted shares based on the Treasury Stock Method.

Full Year Outlook FY 2005 Yr 2006 Outlook Sales Growth $3.1 Billion +6 to 7% EBITDA $ 571 Million EBITDA % of Sales 18.4% Maintain Margin

Moving Forward

Moving Forward Continue to drive organic revenue growth Target 5% per year Add incrementally to revenue growth through Bolt-on acquisitions Target 3% per year Maintain EBITDA margins in the 18 to 20 % range Consider selective asset sales Use proceeds from asset sales and FCF to reduce debt and lower leverage ratio Target leverage ratio of 3.5 to 4.0 x within the next 2 to 3 years Drive double digit normalized EPS growth Target +15% per year

Rockwood Growth History Net SALES $ EBITDA Margin % SALES +40% Per Year Growth Consistent EBITDA Margin % $700 $1,200 $1,700 $2,200 $2,700 $3,200 $3,700 Yr 2001 Yr 2002 Yr 2003 Yr 2004 Yr 2005 10% 12% 14% 16% 18% 20%

Rockwood Growth History - Proforma Net SALES $ CAGR 12.7% 19.3% 19.1% 18.5% 18.3% EBITDA% of SALES $2,182 $2,451 $2,913 $3,121 $700 $1,200 $1,700 $2,200 $2,700 $3,200 $3,700 2002PF 2003PF 2004PF Yr 2005

Existing Portfolio EBIDTA Margin – Yr 2005 75% of net sales 83% of EBITDA Businesses with # 1 or # 2 Market Position 25% 22% 21% 20% 15% 14% 12% 0% 5% 10% 15% 20% 25% Advanced Ceramics Performance Additives Specialty Chemicals TiO2Pigments 1 Electronics Groupe Novasep Specialty Compounds

Net Debt Summary ($M) 12/31/2005 Leverage 6/30/2006 Leverage Interest Rate B/S FX 1.18 1.28 LTM Adj EBITDA 570.9 $ 592.1 $ Sr. Debt 1,825.8 $ 3.20 x 1,886.9 $ 3.19 x 6.78% Sr. Sub.Notes 2011 273.4 0.48 x 273.4 0.46 x 10.63% Sr. Sub.Notes 2014 642.4 1.12 x 679.5 1.15 x 7.59% Net Debt 2,741.6 $ 4.80x 2,839.8 $ 4.80x 6.97%

Summary Drive Revenue Growth Target 8% Maintain EBITDA margins in the 18 to 20% range Potential to improve based on portfolio structure Use cash to pay down debt Improve EPS Target +15%

Appendices

Consolidated Reconciliation of Net Income to Adjusted EBITDA ($ in millions) Yr 2006 Yr 2005 Net income 77.1 $ 126.9 $ Income tax provision 22.1 41.7 Minority interest 4.2 (1.7) Income before taxes and minority interest 103.4 166.9 Interest expense, net 86.9 122.2 Depreciation and amortization 109.1 105.2 Restructuring and related charges 2.2 6.3 CCA litigation defense costs 0.5 1.5 Systems/organization establishment expenses 4.1 1.9 Cancelled acquisition and disposal costs 0.9 0.6 Inventory write-up reversal 0.9 3.1 Gains related to asset sales (0.7) - Loss on sale of business 12.1 - Foreign exchange gain, net (2.9) (114.0) Other (1.6) - Total Adjusted EBITDA 314.9 $ 293.7 $ Six months ended June 30,

Consolidated Reconciliation of Net Cash to Adj. EBITDA ($ in millions) Yr 2006 Yr 2005 Net cash provided by operating activities 105.5 $ 78.5 $ Changes in assets and liabilities, net of the effect of foreign currency translation and acquisitions 77.4 80.2 Current portion of income tax provision 26.8 20.6 Interest expense, net, excluding amortization of deferred financing costs and unrealized losses/gains on derivatives 97.7 105.4 Restructuring and related charges 2.2 5.8 CCA litigation defense costs 0.5 1.5 Systems/organization establishment expenses 4.1 1.9 Cancelled acquisition and disposal costs 0.9 0.6 Bad debt provision (0.2) (0.8) Other - - Total Adjusted EBITDA 314.9 $ 293.7 $ Six months ended June 30,

FX impact on Results FX FX Total Effect Organic Total Effect Organic Net sales: Specialty Chemicals 12.3 $ 5.6% (0.2) $ 12.5 $ 20.4 $ 4.6% (14.2) $ 34.6 $ Performance Additives 22.7 11.9 (0.3) 23.0 45.7 13.1 (4.4) 50.1 Titanium Dioxide Pigments 1.8 1.6 (0.2) 2.0 5.5 2.6 (10.4) 15.9 Advanced Ceramics 1.6 1.7 0.2 1.4 2.4 1.3 (7.2) 9.6 Groupe Novasep (10.7) (11.3) (0.1) (10.6) (15.1) (8.0) (8.5) (6.6) Specialty Compounds 4.0 6.4 0.3 3.7 9.1 7.6 (0.7) 9.8 Electronics 6.7 14.9 (0.2) 6.9 13.3 15.2 (2.0) 15.3 Total net sales 38.4 4.7 (0.5) 38.9 81.3 5.1 (47.4) 128.7 Adjusted EBITDA: Specialty Chemicals 1.3 $ 2.6% 0.1 $ 1.2 $ 9.7 10.5% (3.0) $ 12.7 $ Performance Additives (4.4) (9.3) (0.3) (4.1) (5.3) (6.5) (0.9) (4.4) Titanium Dioxide Pigments (0.3) (1.4) (0.1) (0.2) (0.3) (0.7) (2.0) 1.7 Advanced Ceramics 1.5 6.2 0.1 1.4 3.7 8.1 (2.0) 5.7 Groupe Novasep 7.0 54.7 (0.1) 7.1 12.7 55.2 (1.5) 14.2 Specialty Compounds 1.2 16.2 - 1.2 1.2 8.2 (0.1) 1.3 Electronics 2.7 38.6 - 2.7 5.5 43.0 (0.3) 5.8 Corporate costs and eliminations (3.3) (34.7) 0.1 (3.4) (6.0) (31.4) 0.3 (6.3) Total Adjusted EBITDA 5.7 $ 3.6% (0.2) $ 5.9 $ 21.2 $ 7.2% (9.5) $ 30.7 $ ($ in millions) % Change Change: Six months ended June 30, 2006 versus 2005 % Change Change: Three months ended June 30, 2006 versus 2005

Q & A

Focused on Organic Growth and Productivity Thank you for joining us today. If you have questions after the conference please feel free to contact Timothy McKenna, VP Investor Relations and Communications 609-734-6430 or tmckenna@rocksp.com.

TIMBER PROTECTION CSI – THE WORLD’S LEADING INNOVATOR IN WOOD PROTECTION TECHNOLOGY

Overview One of the 3 leading global producers of wood preservation chemicals Key products are ACQ (most widely used non As/non Cr preservative in the world), CCA, and specialty wood protection additives for residential and industrial applications Key success factors include technological innovation, systems capabilities and scale Cost leadership in wood preservatives A niche manufacturer of inorganic chemicals (“MRD”)

CSICSI CSI CSI CSI Global Presence

Long-term Wood Protection Markets 8 TIMBER Long term Wood Protection Markets By Product : $900 Million By Geography: $900 Million Specialties 18% Chromium WB 15% Non - Chromium WB 67% Europe 22% ROW 6% North America 60% Asia/Pacific 12% • Key market positions: – #3 globally – #2 in North America – #4 in Europe – #1 in Japan • Key competitors: – Osmose #1 globally, Arch, BASF (Dr. Wolman)

Industrial 24% Residential Other 19% Residential Single Family Decks 34% Other 10% Treated Exports 13% New Construction 54% Repair/Remodeling 42% Other 4% By Market Sector By “Spend” Type N.A. Wood Treated Market

Wood Protection Market – Supply Chain Lumber Mills Biocide Actives Contractors/ Remodelers Pro Builders DIY Homeowners National Retailers Big Boxes Contractor Yards Wholesalers/ Retailers Treaters Product Formulators Raw Materials Conversion Distribution End Users

Wood Protection Market Overview Est. Market Value $1.4B Long-Term Protection $900m Temporary Protection $100m Millwork & Joinery $40m Wood Composites $90m Remedial Protection $90m DIY & Trade $180+m • Above ground $550m • Ground contact $175m • Industrial $175m • Moldicide $35m • Anti-sapstain $65m Primary Focus Secondary Focus

Wood Protection Market Trends More market segmentation. Regulatory impact (eg EPA, BPD). Increasing product complexity • R&D capabilities • wood science knowledge • formulation technology/IP • wood exposure database • applications expertise • field technical service

Primary Growth Opportunities Long Term Protection - New range of organic/wood stabilizer systems (2007/2008) - New organic / copper system (2007/2008) Temporary Protection - Anti-sapstain products (2008) - Anti-mold framing treatment (2007) Millwork/Joinery - New generation product (2007/2008) Geographic Expansion - Asia/Pacific - Latin America - Europe

The Innovation

MRD - Specialty Inorganic Products MAJOR APPLICATIONSPRODUCTS